                                                                    EXHIBIT 99.6




    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.




In connection with the Quarterly Report of Hayes Lemmerz International, Inc. (the "Issuer") on Form 10-Q for the period ending April 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Curtis J. Clawson, Chairman of the Board, President and Chief Executive Officer of the Issuer, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

    1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


/s/ Curtis J. Clawson
-------------------------------

Curtis J. Clawson
Chairman of the Board,
President and Chief Executive Officer
June 16, 2003


This certification accompanies the Report pursuant to section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Issuer for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.